SECURITIES AND EXCHANGE COMMISSION


                                 Washington D.C.

                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                October 30, 2003
                           -------------------------
                Date of Report (Date of earliest event reported)
                     COMMUNICATION INTELLIGENCE CORPORATION

             (Exact name of registrant as specified in its charter)
                                    Delaware

                 (State or other jurisdiction of incorporation)

               0-19301                                  94-2790442
---------------------------------------   ------------------------------------
       (Commission file number)            (IRS employer identification number)

            275 Shoreline Drive, Suite 500, Redwood Shores, CA 94065
           ----------------------------------------------------------
                    (Address of principal executive offices)

                                 (650) 802-7888
                            ------------------------
              (Registrant's telephone number, including area code)





ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.


Communication Intelligence Corporation (the "Company") incorporates herein by reference the matters set forth in the Company's press release dated October 30, 2003 (the "Press Release"), Filed as Exhibit 99.1 hereto. The Press Release announces the Company's third quarter 2003 financial results and establishment of strategic relationship with Inveraray Partners

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.


c) EXHIBITS. The following document is being filed by the Company as an Exhibit to this report.

EXHIBITS


99.1 Press release of the Company dated October 30, 2003.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: October 30, 2003

                    COMMUNICATION INTELLIGENCE CORPORATION

                                  (Registrant)


By:  /s/ Frank Dane
    -------------------------------
    Frank Dane
    Chief Financial Officer



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                                                             EXHIBIT INDEX
Exhibit No.     Subject Matter                                     Page No.
----------      --------------                                     -------

   99.1       Press release of the Company dated October 30, 2003        4









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